                                                                    Exhibit 10.2

                             CO-OPERATION AGREEMENT

             THIS AGREEMENT made as of the 14th day of March, 2000.

BETWEEN:

            INTERNATIONAL BUSINESS MACHINES CORPORATION, a corporation incorporated under the laws of the State of New York ("IBM Corp")

                                                               OF THE FIRST PART

                                     - and -

            IBM CANADA LIMITED, a corporation incorporated under the laws of Canada ("IBM Canada")

                                                              OF THE SECOND PART

                                     - and -

            IBM ACQUISITION II L.L.C., a limited liability corporation existing under the laws of the State of Delaware ("US Acquisition")

                                                               OF THE THIRD PART

                                     - and -

            IBM ACQUISITION INC. a corporation incorporated under the laws of Canada ("IBM Acquisition")

                                                              OF THE FOURTH PART


WHEREAS IBM Canada entered into a support agreement with Raymond Lafontaine, 115523 Canada Inc., Andre Gauthier, and 115525 Canada Inc. on February 15, 2000 (the "Support Agreement") with respect to an offer to be made for all the Class A Shares and Class B Shares of LGS Group Inc. ("LGS") indirectly by IBM Canada (the "Offer");

WHEREAS IBM Acquisition and US Acquisition are affiliates of IBM Canada that propose to jointly make the Offer;

AND WHEREAS under the Offer the holders of LGS Class A Shares and Class B Shares may choose to receive consideration in shares of IBM common stock and shares of IBM Acquisition exchangeable into shares of IBM common stock;

AND WHEREAS the Parties hereto wish to set out the bases by which they will co-operate in all matters relating to the Offer;

NOW THEREFORE for good and valuable consideration, the Parties agree as follows:

1. The Parties will consult and co-operate with each other on all matters relating to the Offer including with respect to:

            (i) the sharing of information coming to their attention with respect to LGS or the Offer;

            (ii) dealings with third parties, including regulatory agencies, depositaries and transfer agents respecting the Offer;

            (iii) financing the Offer, taking up and paying for the Class A and
                  Class B Shares of LGS and providing consideration to the holders thereof in the manner contemplated in the Offer;

            (iv) making decisions with respect to the satisfaction or waiver of conditions to the Offer, and any extension, variation or termination of the Offer;

            (v)   public announcements relating to the Offer.

2. For the purposes of Section 1, each Party hereby constitutes and empowers each of the other Parties as its lawful attorney.

3. Unless otherwise agreed, if US Acquisition and IBM Acquisition take up and pay for Class A Shares and Class B Shares pursuant to the Offer, US Acquisition shall only take up and pay for Class A Shares tendered to the Offer by holders of such shares resident in the United States who elect to receive consideration in shares of IBM Corp common stock, and IBM Acquisition will take up and pay for all Class B Shares and all other Class A Shares of LGS tendered to the Offer.


IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement.


                                         INTERNATIONAL BUSINESS MACHINES
                                         CORPORATION


                                         By: /s/ Andrew Bonzani
                                             ----------------------------------
                                             Name:  Andrew Bonzani
                                             Title: Assistant Secretary and
                                                    Senior Counsel


                                         IBM CANADA


                                         By: /s/ Tom Gray
                                             ----------------------------------
                                             Name:  Tom Gray
                                             Title: Vice President Finance

                                         IBM ACQUISITION II L.L.C.


                                         By: /s/ Patrick J. Glennon
                                             ----------------------------------
                                             Name:  Patrick J. Glennon
                                             Title: Vice President & Treasurer


                                         IBM ACQUISITION INC.


                                         By: /s/ Tom Gray
                                             ----------------------------------
                                             Name:  Tom Gray
                                             Title: Chief Financial Officer
                                                    and Director